Exhibit 10.15.1

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

National Institutes of Health

FIRST AMENDMENT TO L-036-2012/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and GlobeImmune, Inc. having an effective date of January 3, 2012 and having NIH Reference Number L-036-2012/0 (“Agreement”). This First Amendment, having NIH Reference Number L‑036‑2012/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and GlobeImmune, Inc. having an office at 1450 Infinite Drive, Louisville, Colorado, 80027, the (“Licensee”). This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, and 2) Attachment 1 (Royalty Payment Information).

Whereas, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to 1) Add Licensed Patent Rights and 2) Amend PHS Benchmark royalties.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)

The following Patent(s) or Patent Application(s) shall be deleted in their entirety from the paragraphs on the cover page under the subheading titled “Serial Number(s) of Licensed Patent(s) or Patent Applications(s)” and the paragraphs in Appendix A under the subheading “Patent(s) or Patent Application(s)” of the Agreement:

i)	U.S. Provisional Patent Application No. [*]; and any U.S., PCT and foreign counterpart applications that claim priority to U.S. Provisional Application No. [*]

2)

The following Patent(s) or Patent Application(s) shall be added, to the cover page under the subheading  titled “Serial Number(s) of Licensed Patent(s) or Patent Application(s)”, and in Appendix A under the subheading “Patent(s) or Patent Application(s)” of the Agreement:

i)	U.S. Provisional Patent Application No. [*]; and any U.S., PCT and foreign counterpart applications that claim priority to U.S. Provisional Application No. [*];
ii)	Patent Cooperation Treaty Application [*], and any national stage and other U.S. and foreign counterpart applications that claim priority to [*];
iii)	U.S. Patent Application No. [*], and any U.S. applications that claim priority to U.S. Patent Application No. [*];
iv)

Patent Cooperation Treaty Application No. [*], which claims priority to U.S. Provisional Patent Application No. [*] and any national stage and other U.S. and foreign counterpart applications that claim priority to [*];

v)	Taiwan Patent Application No. [*], which claims priority to U.S. Provisional Patent Application No. [*]; and any Taiwan applications that claim priority to Taiwan Application No. [*]; and
vi)	Any U.S., PCT and foreign counterpart applications that claim priority from U.S. Provisional Application No. [*].

3)	The following part shall be deleted in its entirety from the APPENDIX C - ROYALTIES IV(c) of the Agreement:

[*]

4)	The following part shall be added to APPENDIX C – ROYALTIES as IV(c) of the Agreement:

[*]

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5)

Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of [*].  The amendment issue royalty may be paid directly by either Licensee or by Celgene Corporation, Inc., a previously approved sublicensee of the Agreement. Payment instructions are found in Attachment 1.

6)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

7)	All terms and conditions of the Agreement not herein amended remain binding and in effect.
8)

The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

9)	This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FIRST AMENDMENT TO L-036-2012/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:
/s/ Richard U. Rodriguez	November 3, 2014
Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland  20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Timothy C. Rodell		December 9, 2014
Signature of Authorized Official		Date

Name:	Timothy C. Rodell, M.D.
Title:	President & Chief Executive Officer GlobeImmune, Inc.

I.	Official and Mailing Address for Agreement notices:
Kirk Christoffersen
Name

Vice President Corporate Development
Title

Mailing Address:
1450 Infinite Dr.
Louisville, CO 80027
U. S. A.

A-432-2014CONFIDENTIAL -NIH
First Amendment of L-036-2012/0	[GlobeImmune, Inc].	July 7, 2014
Model 09-2006 (updated 8-2012)	Page 3 of 6

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Email Address:	kirkc@globeimmune.com
Phone:	1.303.625.2777
Fax:	1.303.625.2710
II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Jeff Dekker
Name

Vice President Finance
Title

Mailing Address:
1450 Infinite Dr.
Louisville, CO 80027
U. S. A.

Email Address:	jeff.dekker@globeimmune.com
Phone:	1.303.625.2744
Fax:	1.303.625.2710

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801‑3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

A-432-2014CONFIDENTIAL -NIH
First Amendment of L-036-2012/0	[GlobeImmune, Inc].	July 7, 2014
Model 09-2006 (updated 8-2012)	Page 4 of 6

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTAChment 1- Royalty Payment Options

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at:  https://www.pay.gov.  Locate the "NIH Agency Form" through the Pay.gov "Agency List".

Electronic Funds Wire Transfers

The following account information is provided for wire payments.  In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

Beneficiary Account: Bank: ABA# Account Number: Bank Address: Payment Details:	[*] [*] [*] [*] [*] [*] [*]

Drawn on a foreign bank account should be sent directly to the following account.  Payment must be sent in U.S. Dollars (USD) using the following instructions:

Beneficiary Account: Bank: SWIFT Code: Account Number: Bank Address: Payment Details (Line 70): Detail of Charges (line 71a):	[*] [*] [*] [*] [*] [*] [*] [*] Charge Our Account

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

A-432-2014CONFIDENTIAL -NIH
First Amendment of L-036-2012/0	[GlobeImmune, Inc].	July 7, 2014
Model 09-2006 (updated 8-2012)	Page 5 of 6

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

A-432-2014CONFIDENTIAL -NIH
First Amendment of L-036-2012/0	[GlobeImmune, Inc].	July 7, 2014
Model 09-2006 (updated 8-2012)	Page 6 of 6

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.